Exhibit 99.1

2U, Inc. Reports Second Quarter 2017 Financial Results

Revenue Grows 32%, Year-Over-Year

LANHAM, MD, August 7, 2017 — 2U, Inc. (NASDAQ: TWOU), today reported financial and operating results for the second quarter ended June 30, 2017.

Second Quarter 2017 Results

•                                          Revenue was $65.0 million, an increase of 32% from $49.1 million in the second quarter of 2016.

•                                          Net loss was $(11.8) million, or $(0.25) per share, compared to $(8.3) million, or $(0.18) per share, in the second quarter of 2016.

•                                          Adjusted net loss was $(5.2) million, or $(0.11) per share compared to an adjusted net loss of $(4.4) million, or $(0.09) per share, in the second quarter of 2016.

•                                          Adjusted EBITDA loss was $(1.5) million, compared to an adjusted EBITDA loss of $(2.1) million in the second quarter of 2016.

“We just had another excellent financial quarter as well as one of the most active and exciting periods in our nearly ten-year history,” said Christopher “Chip” Paucek, 2U’s CEO and co-founder. “On July 1st, we completed our acquisition of GetSmarter, a leader in offering premium online short courses. With university partners like MIT, Cambridge and the recently added London School of Economics and Oxford, GetSmarter expands our global reach with some of the most internationally recognized brands in higher education.”

“In addition, our core DGP business continues to scale for the long run. We have now slotted 12 of our targeted 13 launches for 2018, including the two we are announcing in this release.  Universities are recognizing the unparalleled nature of our overall offering. We’ve always met our annual launch targets, but we’ve never been so far along this early. As a result, we remain confident in our multi-year launch cadence.”

Program Developments

2U is now announcing a DGP with Emerson College, a new partner, and a second DGP with the University of Dayton, an existing partner. Taken together with its recently announced third DGP with the University of North Carolina at Chapel Hill, as well as new partnerships with Fordham University, Rice University, and Harvard University, the following seven DGPs are each slotted for launch in 2018:

•                  The University of North Carolina at Chapel Hill: MPH@UNC, a suite of public health degrees.

•                  Fordham University: Education@Fordham, a suite of education degrees.

•                  Fordham University: OnlineMSW@Fordham, a Master of Social Work degree.

•                  Rice University: MBA@Rice, a Master of Business Administration.

•                  Harvard University: Harvard Business Analytics Program.

•                  Emerson College: Speech@Emerson, a Master of Science in Communication Disorders (pending faculty approval).

•                  University of Dayton: a suite of education and behavioral science degrees with the School of Education and Health Sciences.

Also, 2U extended its agreements with the Milken Institute School of Public Health at the George Washington University until 2034 for both the MPH@GW, a Master of Public Health, and MHA@GW, a Master of Health Administration.

Financial Outlook

Based on information available as of today, 2U is issuing the following guidance for third quarter and full year of 2017. Note that this guidance incorporates expected results for the GetSmarter business we acquired on July 1, 2017.

	3Q 2017	FY 2017
(in millions, except per share amounts)
Revenue	$68.8 - $69.8	$282.7 - $285.7
Net Loss	$(16.3) - $(15.8)	$(32.1) - $(31.0)
Net Loss per Share, Basic and Diluted	$(0.34) - $(0.33)	$(0.67) – $(0.65)
Adjusted Net Loss	$(9.9) - $(9.5)	$(9.1) - $(8.2)
Adjusted Net Loss per Share	$(0.21) -$(0.20)	$(0.19) - $(0.17)
Weighted-Average Shares of Common Stock Outstanding, Basic and Diluted	48.0	47.8
Adjusted EBITDA (Loss)	$(4.1) - $(3.7)	$10.3 – $11.2
Stock-Based Compensation Expense	$6.2 - $6.3	$21.8 - $22.0

In giving third quarter and full-year guidance, the Company’s expectations for the fourth quarter are implied. Note that cost seasonality driven by reduced marketing spend during the holiday period in the fourth quarter typically improves margins in that quarter; fourth-quarter margins therefore should not be viewed as a run rate for the first quarter of the following year.

For more information regarding the guidance above, particularly given the Company’s recent acquisition of GetSmarter, the Company’s management team strongly encourages stockholders and other interested parties to listen to the Company’s second quarter 2017 financial results conference call or review the transcript thereof.  Both can be found on the Company’s investor relations website at investor.2u.com.

Non-GAAP Measures

To supplement the Company’s consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we use adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss) and adjusted net income (loss) per share, which are non-GAAP financial measures.

We define adjusted EBITDA as net income or net loss, as applicable, before net interest income (expense), taxes, depreciation and amortization, foreign currency gains or losses, acquisition-related gains or losses and stock-based compensation expense. Some or all of these items may not be applicable in any given reporting period. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.

We define adjusted net income (loss) as net income or net loss, as applicable, before foreign currency gains or losses, acquisition-related gains or losses and stock-based compensation expense. Adjusted net income (loss) per share is calculated as adjusted net income (loss) divided by diluted weighted-average shares of common stock outstanding for periods which result in adjusted net income, and basic weighted-average shares outstanding for periods which result in an adjusted net loss.

The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the Company’s financial statements. These non-GAAP measures are key metrics Company management uses to compare the Company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. These measures also provide useful information to investors and analysts relating to 2U’s financial condition and results of operations. These financial measures are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. In addition, these financial measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes.

For more information on 2U’s non-GAAP financial measures and reconciliations of such measures to the nearest GAAP measures, see the reconciliation tables on the last page of this press release under the heading “Reconciliation of Non-GAAP Measures.” 2U urges investors to review these reconciliations and not to rely on any single financial measure to evaluate the Company’s business.

Conference Call Information

What:	2U, Inc.’s second quarter 2017 financial results conference call
When:	Monday, August 7, 2017
Time:	5 p.m. ET
Live Call:	(877) 359-9508
Webcast:	investor.2U.com

About 2U, Inc. (NASDAQ: TWOU)

2U partners with great colleges and universities to build what we believe is the world’s best digital education. Our platform provides a comprehensive fusion of technology, services and data architecture to transform high-quality and rigorous campus-based universities into the best digital versions of themselves. 2U’s No Back Row® approach allows qualified students and working professionals around the world to experience a first-rate university education and successful outcomes. To learn more, visit 2U.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements regarding our future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding future results of the operations and financial position of 2U, Inc., including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. 2U has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the results predicted, including, our failure to attract new colleges and universities as clients; our failure to acquire qualified students for our clients’ programs; failure of clients’ students to remain enrolled in their programs; loss, or material underperformance, of any one client; our ability to compete against current and future competitors; disruption to, or failure of, our Platform; and data privacy or security breaches. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the Securities and Exchange Commission. In addition, there are significant risks and uncertainties relating to 2U’s acquisition and ownership of GetSmarter, including risks and uncertainties relating to the integration of GetSmarter’s operations and the realization of anticipated benefits from the acquisition. Moreover, 2U operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for 2U management to predict all risks, nor can 2U assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements 2U may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated.

Investor Relations Contact: Ed Goodwin, 2U, Inc., egoodwin@2U.com

Media Contact: Jemila Woodson, 2U, Inc., jwoodson@2u.com

2U, Inc.

Condensed Consolidated Balance Sheets

(unaudited, in thousands, except share and per share amounts)

	June 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$37,435	$168,730
Restricted cash	100,987	—
Accounts receivable, net	23,426	7,860
Advances to clients	213	567
Prepaid expenses and other assets	8,398	7,541
Total current assets	170,459	184,698
Property and equipment, net	34,390	15,596
Capitalized technology and content development costs, net	37,402	31,867
Advances to clients, non-current	2,163	2,100
Prepaid expenses, non-current	14,789	7,052
Other non-current assets	2,770	3,007
Total assets	$261,973	$244,320
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,323	$3,729
Accrued compensation and related benefits	17,908	16,491
Accrued expenses and other liabilities	22,324	17,712
Deferred revenue	7,365	3,137
Total current liabilities	51,920	41,069
Non-current lease-related liabilities	15,202	7,620
Deferred government grant obligations	3,500	—
Other non-current liabilities	300	394
Total liabilities	70,922	49,083
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, 0 shares issued and outstanding as of June 30, 2017 and December 31, 2016	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized, 47,858,326 shares issued and outstanding as of June 30, 2017; 47,151,635 shares issued and outstanding as of December 31, 2016	48	47
Additional paid-in capital	382,609	371,455
Accumulated deficit	(191,606)	(176,265)
Total stockholders’ equity	191,051	195,237
Total liabilities and stockholders’ equity	$261,973	$244,320

2U, Inc.

Condensed Consolidated Statements of Operations

(unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$64,995	$49,110	$129,824	$96,554
Costs and expenses:
Servicing and support	13,458	10,260	24,383	19,772
Technology and content development	11,140	8,842	20,345	16,117
Program marketing and sales	37,242	27,483	71,912	51,139
General and administrative	13,930	10,944	27,594	21,391
Total costs and expenses	75,770	57,529	144,234	108,419
Loss from operations	(10,775)	(8,419)	(14,410)	(11,865)
Other income (expense):
Interest income	53	91	249	183
Interest expense	(1)	(9)	(1)	(35)
Foreign currency loss	(1,031)	—	(1,031)	—
Total other income (expense)	(979)	82	(783)	148
Loss before income taxes	(11,754)	(8,337)	(15,193)	(11,717)
Income tax expense	—	—	—	—
Net loss	$(11,754)	$(8,337)	$(15,193)	$(11,717)
Net loss per share, basic and diluted	$(0.25)	$(0.18)	$(0.32)	$(0.25)
Weighted-average shares of common stock outstanding, basic and diluted	47,668,397	46,494,464	47,454,059	46,226,117

2U, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Six Months Ended June 30,
	2017	2016
Cash flows from operating activities
Net loss	$(15,193)	$(11,717)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	7,431	4,526
Stock-based compensation expense	9,390	7,520
Foreign currency loss	1,031	—
Changes in operating assets and liabilities:
Increase in accounts receivable, net	(15,566)	(4,267)
Decrease in advances to clients	291	75
Increase in prepaid expenses and other current assets	(112)	(645)
Increase in accounts payable	594	1,044
Increase (decrease) in accrued compensation and related benefits	1,417	(3,419)
Increase in accrued expenses and other liabilities	4,262	4,776
Increase in deferred revenue	4,228	14,978
(Increase) decrease in payments to clients	(7,471)	1,664
Decrease (increase) in other assets and other liabilities, net	1,561	(3,028)
Net cash (used in) provided by operating activities	(8,137)	11,507
Cash flows from investing activities
Purchases of property and equipment	(15,449)	(1,029)
Capitalized technology and content development cost expenditures	(10,808)	(7,437)
Other	—	(142)
Net cash used in investing activities	(26,257)	(8,608)
Cash flows from financing activities
Proceeds from deferred government grant obligations	3,500	—
Proceeds from exercise of stock options	2,908	2,156
Tax withholding payments associated with settlement of restricted stock units	(1,291)	(365)
Other	—	(168)
Net cash provided by financing activities	5,117	1,623
Effect of exchange rate changes on cash	(1,031)	—
Net (decrease) increase in cash, cash equivalents and restricted cash	(30,308)	4,522
Cash, cash equivalents and restricted cash, beginning of period	168,730	183,729
Cash, cash equivalents and restricted cash, end of period	$138,422	$188,251

2U, Inc.

Reconciliation of Non-GAAP Measures

(unaudited)

The following table presents a reconciliation of net loss to adjusted net income for each of the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands, except share and per share amounts)
Net loss	$(11,754)	$(8,337)	$(15,193)	$(11,717)
Adjustments:
Foreign currency loss	1,031	—	1,031	—
Stock-based compensation expense	5,495	3,976	9,390	7,520
Total adjustments	6,526	3,976	10,421	7,520
Adjusted net loss	$(5,228)	$(4,361)	$(4,772)	$(4,197)
Net loss per share (1)	$(0.25)	$(0.18)	$(0.32)	$(0.25)
Adjusted net loss per share (1)	$(0.11)	$(0.09)	$(0.10)	$(0.09)
Weighted-average shares of common stock outstanding, basic (1)	47,668,397	46,494,464	47,454,059	46,226,117

(1)         The Company computes net loss per share and adjusted net loss per share using basic weighted-average shares of common stock outstanding.

The following table presents a reconciliation of net loss to adjusted EBITDA (loss) for each of the periods indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(in thousands)
Net loss	$(11,754)	$(8,337)	$(15,193)	$(11,717)
Adjustments:
Interest income	(53)	(91)	(249)	(183)
Interest expense	1	9	1	35
Foreign currency loss	1,031	—	1,031	—
Depreciation and amortization expense	3,783	2,377	7,431	4,526
Stock-based compensation expense	5,495	3,976	9,390	7,520
Total adjustments	10,257	6,271	17,604	11,898
Adjusted EBITDA (loss)	$(1,497)	$(2,066)	$2,411	$181

2U, Inc.

Reconciliation of Non-GAAP Measures

(unaudited)

The following table presents (i) a reconciliation of net loss guidance to adjusted net loss guidance and adjusted EBITDA (loss) guidance and (ii) a reconciliation of net loss per share guidance to adjusted net loss per share guidance, each at the midpoint of the ranges provided by the Company, for each of the periods indicated:

	Three Months Ended September 30, 2017		Year Ended December 31, 2017
	$	$/Share	$	$/Share
	(in thousands, except per share amounts)
Net loss	$(16,050)	$(0.33)	$(31,550)	$(0.66)
Foreign currency (gain) loss	—	*	1,050	0.02
Stock-based compensation expense	6,350	0.13	21,850	0.46
Adjusted net loss	(9,700)	(0.20)	(8,650)	(0.18)
Net interest (income) expense	—	*	(200)	*
Depreciation and amortization expense	5,800	*	19,600	*
Adjusted EBITDA (loss)	$(3,900)	$ *	$10,750	$ *
Projected weighted-average shares of common stock outstanding, basic and diluted		48,000		47,800

*              Not provided.

Key Financial Performance Metrics

(unaudited)

Platform Revenue Retention Rate

The following table sets forth our platform revenue retention rate for the periods presented, as well as the number of programs included in the platform revenue retention rate calculation.

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Platform revenue retention rate	127.4%	134.2%	128.8%	123.7%
Number of programs included in comparison (1)	18	15	17	12

(1) Reflects the number of programs operating both in the reported period and in the prior year comparative period.

Full Course Equivalent Enrollments

The following table sets forth the full course equivalent enrollments and average revenue per full course equivalent enrollment in our clients’ programs for the last eight quarters.

	Q3 ‘15	Q4 ‘15	Q1 ‘16	Q2 ‘16	Q3 ‘16	Q4 ‘16	Q1 ‘17	Q2 ‘17
Full course equivalent enrollments in our clients’ programs	13,840	16,530	17,709	18,823	19,126	21,686	23,857	23,903

Average revenue per full course equivalent enrollment in our clients’ programs	$2,680	$2,617	$2,679	$2,609	$2,717	$2,645	$2,717	$2,719